SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2008

Intelsat Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22531	95-4607698
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3400 International Drive NW, Washington, D.C.	20008
(Address of Principal Executive Offices)	(Zip Code)

(202) 944-6800

Registrant’s telephone number, including area code

n/a

(Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

On February 12, 2008, Intelsat, Ltd., the indirect parent of Intelsat Corporation, announced changes to its executive team, including the resignation of James Frownfelter as Chief Operating Officer of Intelsat Corporation. Mr. Frownfelter submitted his letter of resignation on February 8, 2008.

On February 12, 2008, Intelsat, Ltd. issued a press release relating to the foregoing matters, a copy of which is furnished herewith as an exhibit.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated February 12, 2008 entitled “Intelsat Announces Changes to Executive Team.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2008

INTELSAT CORPORATION

By:	/s/ Phillip Spector
Name:	Phillip Spector
Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 12, 2008 entitled “Intelsat Announces Changes to Executive Team” (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K filed on February 14, 2008 by Intelsat, Ltd. (File No. 000-50262)).